UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 25, 2005

Cuisine Solutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-32439	52-0948383
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

85 S. Bragg Street, Suite 600, Alexandria, Virginia		22312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-270-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

On May 24, 2005, the Audit Committee of the Board of Directors of Cuisine Solutions, Inc. (the "Company") appointed BDO Seidman, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 25, 2005. Final client acceptance is contingent upon completion of the final stage of the standard acceptance procedures. On May 19, 2005, Grant Thornton LLP ("Grant Thornton") resigned as the independent registered public accounting firm for the Company.

During the fiscal years ended June 26, 2004 and June 28, 2003 and through the date hereof, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with BDO Seidman, LLP regarding either (i) application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any "reportable event" (as defined in Regulation S-K, Item 304(a)(1)(v)).

Grant Thornton’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 26, 2004 and June 28, 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company’s financial statements for the fiscal years ended June 26, 2004 and June 28, 2003 and through the date hereof, there were no disagreements between the Company and Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the matter in its report. During the two most recent fiscal years and through the date hereof, there have been no "reportable events" (as defined in Regulation S-K, Item 304(a)(1)(v)) other than the internal control weakness previously disclosed in the Company’s Form 10-Q for the quarter ended April 2, 2005.

The Company has requested that Grant Thornton furnish it with a letter addressed to the Commission stating whether or not Grant Thornton agrees with the above statements, a copy of which will be filed, when received, as Exhibit 16.1 to this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cuisine Solutions, Inc.

May 25, 2005	By:	Stanislas Vilgrain

Name: Stanislas Vilgrain
Title: CEO